Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Anavex Life Sciences Corp. for the year ended September 30, 2008, the undersigned, Harvey Lalach, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.           the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Anavex Life Sciences Corp.

January 13, 2009

/s/ Harvey Lalach
Harvey Lalach
President and Chief Executive Officer
Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

A signed original of this written statement required by Section 906 has been provided to Anavex Life Sciences Corp. and will be retained by Anavex Life Sciences Corp. and furnished to the Securities and Exchange Commission or its staff upon request.